Blue Owl Capital Inc. Second Quarter 2024 Earnings August 1, 2024

2 About Blue Owl Blue Owl (NYSE: OWL) is a leading asset manager that is redefining alternatives. With over $192 billion in assets under management as of June 30, 2024, we invest across three multi-strategy platforms: Credit, GP Strategic Capital, and Real Estate. Anchored by a strong permanent capital base, we provide businesses with private capital solutions to drive long-term growth and offer institutional investors, individual investors, and insurance companies differentiated alternative investment opportunities that aim to deliver strong performance, risk-adjusted returns, and capital preservation. Together with over 820 experienced professionals globally, Blue Owl brings the vision and discipline to create the exceptional. To learn more, visit www.blueowl.com. Forward-Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law. Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of acquisitions; costs related to acquisitions; the inability to maintain the listing of Blue Owl’s shares on the New York Stock Exchange; Blue Owl’s ability to manage growth; Blue Owl’s ability to execute its business plan and meet its projections; potential litigation involving Blue Owl; changes in applicable laws or regulations; and the possibility that Blue Owl may be adversely affected by other economic, business, geopolitical and competitive factors. The information contained in this presentation is summary information that is intended to be considered in the context of Blue Owl’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that Blue Owl may make, by press release or otherwise, from time to time. Blue Owl also uses its website to distribute company information, including assets under management and performance information, and such information may be deemed material. Accordingly, investors should monitor Blue Owl’s website (www.blueowl.com). Blue Owl undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about Blue Owl and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of Blue Owl or information about the market, as indicative of future results, the achievement of which cannot be assured. Throughout this presentation, all current period amounts are preliminary and unaudited, “LTM” refers to the last twelve months and “nm” indicates data has not been presented as it was deemed not meaningful. Totals may not sum due to rounding. Disclosures

3 Disclosures Non-GAAP Financial Measures; Other Financial and Operational Data This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Blue Owl believes that the use of these non-GAAP financial measures provides an additional tool for investors and potential investors to use in evaluating its ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and reconciled to the most directly comparable GAAP measures. Exact net IRRs and multiples cannot be calculated for individual investments held by Blue Owl’s products, or a subset of such investments, due to the lack of a mechanism to precisely allocate fees, taxes, transaction costs, expenses and general partner carried interest. Valuations are as of the dates provided herein and do not take into account subsequent events, including the impact of inflation and rising interest rates, which can be expected to have an adverse effect on certain entities identified or contemplated herein. For the definitions of certain terms used in this presentation, please refer to the “Defined Terms” slides in the appendix. Important Notice No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Blue Owl or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Blue Owl. Viewers of this presentation should each make their own evaluation of Blue Owl and of the relevance and adequacy of the information contained herein and should make sure other investigations as they deem necessary. This communication does not constitute an offer to sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice or any other service by Blue Owl or any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Blue Owl or its advisors. Industry and Market Data This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s and Fitch Ratings. Such information has not been independently verified and, accordingly, Blue Owl makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Copyright© Blue Owl Capital Inc. 2024. All rights reserved.

4As of June 30, 2024. Past performance is not a guarantee of future results. Blue Owl Overview With over $192 billion of assets under management, Blue Owl is a leading asset manager that is redefining alternatives. • Provides innovative minority equity and financing solutions to private capital managers • Deep and extensive relationships across the alternative asset management ecosystem • Successfully completed over 85 equity and debt transactions since inception • Focused on lending to middle- and upper- middle-market companies backed by a range of private equity and non-sponsored companies • Demonstrated ability to source proprietary investment opportunities with $119 billion in gross originations since inception • Complementary Credit strategies inclusive of Liquid Credit, Healthcare Opportunities, and Strategic Equity GP Strategic CapitalCredit • Flexible and bespoke capital solutions to investment grade and creditworthy tenants and borrowers • Ability to invest up and down the capital structure, in public and private investments, at varying costs of capital • A leader in net lease; demonstrated performance across market cycles has led to robust support and repeat business from industry-leading partners Real Estate Investment Platforms $95.1B Assets Under Management 630+ Deals Closed 740+ Sponsor Relationships $57.8B Assets Under Management 10+ Year Track Record 60+ Partnerships since Inception $39.2B Assets Under Management 2,010+ Equity Assets Owned 160+ Tenant Relationships/ Partnerships

5 Second Quarter 2024 Highlights Financial Results • GAAP Net Income of $33.9 million, or $0.06 per basic and $0.06 per diluted Class A Share • Fee-Related Earnings of $296.5 million, or $0.21 per Adjusted Share • Distributable Earnings of $273.0 million, or $0.19 per Adjusted Share Capital Metrics • AUM of $192.2 billion, up 28% since June 30, 2023 ◦ FPAUM of $121.5 billion, up 30% since June 30, 2023 ◦ Permanent Capital of $145.2 billion, up 22% since June 30, 2023 ◦ AUM Not Yet Paying Fees of $15.9 billion, reflecting expected annual management fees of over $200 million once deployed • New Capital Commitments Raised of $7.9 billion ($5.4 billion new equity capital) in the quarter • FPAUM Raised and Deployed of $7.7 billion in the quarter Corporate For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 27. • Annual Dividend of $0.72 per Class A Share announced for 2024, up 29% from 2023 ◦ Dividend of $0.18 per Class A Share declared for the quarter • Prima Acquisition closed on June 6, 2024, with AUM of $10.9 billion • Kuvare Acquisition closed on July 1, 2024, with AUM of approximately $20 billion • Acquisition of Atalaya Capital Management LP (over $10 billion AUM), an alternative credit manager, announced in July 2024 and expected to close in the second half of 2024 • Issued an incremental $250 million of 2034 senior notes (total issuance of $1.0 billion) with 6.250% coupon

6 GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'24 2Q'23 % Change 2Q'24 2Q'23 % Change GAAP Revenues Credit (including Part I Fees of $127,135, $90,853, $451,045 and $314,402) $ 288,310 $ 216,542 33% $ 1,034,283 $ 785,293 32% GP Strategic Capital (including Part I Fees of $2,307, $1,085, $8,102 and $4,308) 135,235 124,845 8% 526,447 524,816 —% Real Estate 42,209 30,442 39% 149,509 100,194 49% Management Fees, Net 465,754 371,829 25% 1,710,239 1,410,303 21% Administrative, Transaction and Other Fees 83,906 45,108 86% 271,286 151,392 79% Performance Revenues 188 — nm 5,348 12,727 (58%) GAAP Revenues 549,848 416,937 32% 1,986,873 1,574,422 26% GAAP Expenses Compensation and Benefits 227,103 208,281 9% 916,637 888,575 3% Amortization of Intangible Assets 56,734 115,917 (51%) 226,462 317,306 (29%) General, Administrative and Other Expenses 93,458 51,482 82% 305,399 230,543 32% GAAP Expenses 377,295 375,680 —% 1,448,498 1,436,424 1% GAAP Results GAAP Net Income Attributable to Blue Owl Capital Inc. 33,945 12,859 164% 92,203 24,828 271% Earnings per Class A Share Basic $ 0.06 $ 0.03 Diluted $ 0.06 $ 0.02 Supplemental Information Credit $ 355,920 $ 249,375 43% $ 1,252,378 $ 889,345 41% GP Strategic Capital 145,348 134,045 8% 561,577 559,016 —% Real Estate 48,580 33,517 45% 172,918 126,061 37% GAAP Revenues 549,848 416,937 32% 1,986,873 1,574,422 26% GAAP Margin 28% 9% 22% 4% Management Fees as % from Permanent Capital 91% 93% 91% 93%

7 Historical Trends (GAAP) • GAAP Management Fees of $1,710.2 million for the last twelve months, increased 21% compared to prior year • GAAP Consolidated Net Income of $394.8 million for the last twelve months, compared to $67.8 million in the prior year • GAAP Net Income Attributable to Class A Shares of $92.2 million for the last twelve months, compared to $24.8 million in the prior year GAAP Management Fees Net Income Attributable to Class A SharesConsolidated Net Income (dollars in millions) (dollars in millions) (dollars in millions) $371.8 $465.8 $1,410.3 $1,710.2 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM) $12.9 $33.9 $24.8 $92.2 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM) $34.0 $138.1 $67.8 $394.8 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM)

8 2Q'24 - LTM Earnings Growth DEFRE Revenue 25% Growth FRE 23% Growth 19% Growth 13th consecutive quarter of both FRE management fee and FRE sequential growth (dollars in millions) $1,510.2 $1,888.1 2Q'23 LTM 2Q'24 LTM $842.7 $1,004.9 2Q'23 LTM 2Q'24 LTM $902.2 $1,113.4 2Q'23 LTM 2Q'24 LTM (dollars in millions) (dollars in millions)

9 Non-GAAP Results (Unaudited) For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 27. Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'24 2Q'23 % Change 2Q'24 2Q'23 % Change FRE Revenues Credit (including Part I Fees of $127,135, $90,853, $451,045 and $314,402) $ 288,310 $ 216,542 33% $ 1,034,283 $ 785,293 32% GP Strategic Capital (including Part I Fees of $2,307, $1,085, $8,102 and $4,308) 145,895 134,615 8% 569,086 563,894 1% Real Estate 42,209 30,442 39% 149,509 100,194 49% FRE Management Fees, Net 476,414 381,599 25% 1,752,878 1,449,381 21% FRE Administrative, Transaction and Other Fees 43,404 19,877 118% 131,747 60,829 117% FRE Performance Revenues 188 — nm 3,509 — nm FRE Revenues 520,006 401,476 30% 1,888,134 1,510,210 25% FRE Expenses FRE Compensation and Benefits 148,202 115,621 28% 534,919 419,484 28% FRE General, Administrative and Other Expenses 65,673 39,111 68% 215,683 192,355 12% FRE Expenses 213,875 154,732 38% 750,602 611,839 23% Fee-Related Earnings 296,475 244,597 21% 1,113,394 902,180 23% Distributable Earnings 272,965 227,016 20% 1,004,872 842,704 19% Adjusted Per Share Information Fee-Related Earnings per Adjusted Share $ 0.21 $ 0.17 Distributable Earnings per Adjusted Share $ 0.19 $ 0.16 Supplemental Information Credit $ 330,201 $ 235,051 40% $ 1,161,433 $ 840,857 38% GP Strategic Capital 147,527 135,921 9% 575,071 568,761 1% Real Estate 42,278 30,504 39% 151,630 100,592 51% FRE Revenues 520,006 401,476 30% 1,888,134 1,510,210 25% FRE Margin 59% 61% 60% 59 % FRE Management Fees as % from Permanent Capital 91% 93% 92% 93%

10 Historical Trends (Non-GAAP) • FRE Management Fees of $1,752.9 million for the last twelve months, increased 21% compared to prior year • Fee-Related Earnings of $1,113.4 million for the last twelve months, increased 23% compared to prior year • Distributable Earnings of $1,004.9 million for the last twelve months, increased 19% compared to prior year FRE Management Fees Distributable EarningsFee-Related Earnings (dollars in millions) (dollars in millions) (dollars in millions) $227.0 $273.0 $842.7 $1,004.9 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM) $244.6 $296.5 $902.2 $1,113.4 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM) $381.6 $476.4 $1,449.4 $1,752.9 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM) For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 27.

11 Assets Under Management • AUM of $192.2 billion, increased 28% since June 30, 2023 ◦ The increase was primarily driven by the Prima Acquisition and capital raised, change in debt and appreciation across the business • FPAUM of $121.5 billion, increased 30% since June 30, 2023 ◦ The increase was primarily driven by capital raised across the business and deployment in Credit, and the Prima Acquisition • Permanent Capital of $145.2 billion, increased 22% since June 30, 2023 ◦ Permanent capital generated 92% of management fees during the last twelve months • AUM Not Yet Paying Fees totaled $15.9 billion, reflecting expected annual FRE management fees of over $200 million once deployed AUM Fee-Paying AUM Permanent Capital Credit GP Strategic Capital Real Estate (dollars in billions) (dollars in billions) (dollars in billions) $149.6 $192.2 $73.8 $95.1 $50.9 $57.8$24.8 $39.2 2Q'23 2Q'24 $93.6 $121.5 $52.1 $63.7 $28.5 $32.8$13.1 $25.0 2Q'23 2Q'24 $118.6 $145.2 $56.9 $74.4 $50.8 $57.8 $10.9 $13.0 2Q'23 2Q'24

12 Fundraising Total Fundraise (dollars in billions) $2.9 $5.4 $20.4 $19.2 $1.5 $3.4 $10.6 $11.1 $0.2 $1.3 $4.0 $4.7 $1.1 $0.7 $5.8 $3.4 Credit GP Strategic Capital Real Estate 2Q'23 2Q'24 2Q'23 (LTM) 2Q'24 (LTM) • Total Fundraise of $5.4 billion during the quarter was driven by $3.4 billion in Credit, $1.3 billion in GP Strategic Capital, and $0.7 billion in Real Estate • Private Wealth Fundraise of $3.2 billion during the quarter was primarily driven by products from the diversified and technology lending and strategies in Credit and products from the net lease strategy in Real Estate ◦ Private Wealth Fundraise of $11.2 billion during the last twelve months • Institutional Fundraise of $2.2 billion during the quarter was primarily driven by products from the first lien and diversified lending strategies, and liquid credit adjacent strategy in Credit, and products from GP minority stakes in GP Strategic Capital ◦ Institutional Fundraise of $8.1 billion during the last twelve months

13 Credit Platform • AUM of $95.1 billion, increased 29% since June 30, 2023 ◦ The increase was primarily driven by capital raised in products from the diversified, technology and first lien lending strategies, and change in debt in products from the diversified lending strategy • FPAUM of $63.7 billion, increased 22% since June 30, 2023 ◦ The increase was primarily driven by capital raised in products from the diversified and technology lending strategies and deployment across the platform • Direct Originations during the quarter were $18.7 billion with net deployment of $7.2 billion ◦ Direct Originations for the last twelve months were $40.2 billion with net deployment of $15.5 billion • AUM Not Yet Paying Fees totaled $10.9 billion, reflecting expected annual management fees over $148 million once deployed • Direct Lending Gross Returns(1) of 3.0% for 2Q'24 and 16.4% over the last twelve months ended 2Q'24 AUM (dollars in billions) (dollars in billions) Fee-Paying AUM Note 1. Gross and net returns are represented by a composite comprised of Credit products within the direct lending investment strategies reported in the Blue Owl quarterly report on Form 10-Q for the quarter ended March 31, 2024. The composite excludes products that have launched within the last two years as such information is generally not meaningful. The net returns for aforementioned Credit products were 2.2% for 2Q'24 and 12.4% over the last twelve months ended 2Q'24. $73.8 $95.1 2Q'23 2Q'24 $52.1 $63.7 2Q'23 2Q'24

14Note 1. Net IRR since inception as of June 30, 2024 for Blue Owl GP Stakes III, Blue Owl GP Stakes IV and Blue Owl GP Stakes V was 23.5%, 41.0% and 12.3%, respectively. GP Strategic Capital Platform • AUM of $57.8 billion, increased 14% since June 30, 2023 ◦ The increase was primarily driven by capital raised in our sixth flagship minority equity stakes product and appreciation across the platform • FPAUM of $32.8 billion, increased 15% since June 30, 2023 ◦ The increase was primarily driven by capital raised in our sixth flagship minority equity stakes product • AUM Not Yet Paying Fees totaled $0.8 billion, reflecting expected annual management fees of over $12 million once deployed • Gross IRR Since Inception as of June 30, 2024(1) ◦ Blue Owl GP Stakes III: 30.2% ◦ Blue Owl GP Stakes IV: 62.8% ◦ Blue Owl GP Stakes V: 30.0% AUM Fee-Paying AUM $50.9 $57.8 2Q'23 2Q'24 $28.5 $32.8 2Q'23 2Q'24 (dollars in billions)(dollars in billions)

15 Note 1. Gross and net returns are represented by a composite comprised of Real Estate products reported in the Blue Owl quarterly report on Form 10-Q for the quarter ended March 31, 2024. The composite excludes products that have launched within the last two years as such information is generally not meaningful. The net returns for the aforementioned Real Estate products were 1.9% for 2Q'24 and 5.2% over the last twelve months ended 2Q'24. Real Estate Platform • AUM of $39.2 billion, increased 58% since June 30, 2023 ◦ The increase was primarily driven by the Prima Acquisition and capital raised in our real estate investment trust and sixth vintage drawdown product • FPAUM of $25.0 billion, increased 91% since June 30, 2023 ◦ The increase was primarily driven by the Prima Acquisition and capital raised in our real estate investment trust and sixth vintage drawdown product • AUM Not Yet Paying Fees totaled $4.1 billion, reflecting expected annual management fees of over $38 million once deployed • Real Estate Gross Returns(1) of 2.5% for 2Q'24 and 6.7% over the last twelve months ended 2Q'24 AUM Fee-Paying AUM $24.8 $39.2 2Q'23 2Q'24 $13.1 $25.0 2Q'23 2Q'24 (dollars in billions)(dollars in billions)

Supplemental Information

17 As of June 30, 2024, the average maturity of the Company's outstanding notes is ~11 years. Note 1. Cost of debt reflects average annual after tax interest rate on notes outstanding, assuming a 22% tax rate. Excludes borrowings under the Revolving Credit Facility. Supplemental Liquidity Metrics Credit Ratings BBB+ BBB Fitch S&P Total Debt ($M) Available Liquidity ($M) 3.8% Cost of Debt(1) $759 $437 $1,543 Revolving Credit Facility Cash and Cash Equivalents $2,510 $1,000 $700 $400 $350 $60 Revolving Credit Facility 2028 Unsecured Notes 2051 Unsecured Notes 2032 Unsecured Notes 2031 Unsecured Notes 2034 Unsecured Notes $2.0B Available Liquidity

18 As of June 30, 2024, AUM not yet paying fees totaled $15.9 billion, reflecting expected annual management fees of over $200 million once deployed. FPAUM to AUM Bridge $51.2 $71.6 $28.6 $121.5 $192.2 $63.7 $10.9 $4.4 $16.1 $95.1 $32.8 $6.1 $18.1 $57.8 $25.0 $4.1 $9.9 $39.2 $15.9 $10.6 $44.2 Credit GP Strategic Capital Real Estate FPAUM AUM Not Yet Paying Fees Fee-Exempt AUM Net Appreciation, Leverage and Other AUM $0.1 $0.8 Figures may not sum due to rounding.

19 AUM and FPAUM Rollforwards Three Months Ended June 30, 2024 Twelve Months Ended June 30, 2024 (dollars in millions) Credit GP Strategic Capital Real Estate Total Credit GP Strategic Capital Real Estate Total AUM Beginning Balance $ 91,289 $ 55,793 $ 27,238 $ 174,320 $ 73,793 $ 50,934 $ 24,826 $ 149,553 Acquisitions — — 10,850 10,850 2,658 — 10,850 13,508 New capital raised 3,433 1,288 659 5,380 11,137 4,653 3,451 19,241 Change in debt 1,341 — 608 1,949 8,932 — 735 9,667 Distributions (1,669) (643) (270) (2,582) (4,859) (1,302) (810) (6,971) Change in value / other 710 1,406 123 2,239 3,443 3,559 156 7,158 Ending Balance $ 95,104 $ 57,844 $ 39,208 $ 192,156 $ 95,104 $ 57,844 $ 39,208 $ 192,156 FPAUM Beginning Balance $ 58,779 $ 31,763 $ 14,895 $ 105,437 $ 52,077 $ 28,462 $ 13,084 $ 93,623 Acquisitions — — 9,430 9,430 2,625 — 9,430 12,055 New capital raised / deployed 5,760 1,025 919 7,704 10,503 4,332 3,476 18,311 Fee basis step down — — — — (71) (6) — (77) Distributions (1,547) — (270) (1,817) (4,522) — (805) (5,327) Change in value / other 744 — 51 795 3,124 — (160) 2,964 Ending Balance $ 63,736 $ 32,788 $ 25,025 $ 121,549 $ 63,736 $ 32,788 $ 25,025 $ 121,549

Appendix

21 GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except share and per share data) 2Q'24 2Q'23 2Q'24 2Q'23 Revenues Management fees, net (includes Part I Fees of $129,442, $91,938, $459,147 and $318,710) $ 465,754 $ 371,829 $ 1,710,239 $ 1,410,303 Administrative, transaction and other fees 83,906 45,108 271,286 151,392 Performance revenues 188 — 5,348 12,727 Total Revenues, Net 549,848 416,937 1,986,873 1,574,422 Expenses Compensation and benefits 227,103 208,281 916,637 888,575 Amortization of intangible assets 56,734 115,917 226,462 317,306 General, administrative and other expenses 93,458 51,482 305,399 230,543 Total Expenses 377,295 375,680 1,448,498 1,436,424 Other Loss Net gains on investments 2,624 3,030 6,358 3,628 Interest and dividend income 13,787 5,606 30,323 14,752 Interest expense (32,715) (19,174) (93,359) (69,719) Change in TRA liability (2,978) 10,116 (11,767) 4,999 Change in warrant liability 3,050 450 (24,200) (5,347) Change in earnout liability (70) (1,844) (4,226) (16,622) Total Other Loss (16,302) (1,816) (96,871) (68,309) Income Before Income Taxes 156,251 39,441 441,504 69,689 Income tax expense 18,197 5,402 46,734 1,869 Consolidated Net Income 138,054 34,039 394,770 67,820 Net income attributable to noncontrolling interests (104,109) (21,180) (302,567) (42,992) Net Income Attributable to Blue Owl Capital Inc. $ 33,945 $ 12,859 $ 92,203 $ 24,828 Net Income Attributable to Class A Shares $ 33,945 $ 12,859 $ 92,203 $ 24,828 Earnings per Class A Share Basic $ 0.06 $ 0.03 Diluted $ 0.06 $ 0.02 Weighted-Average Class A Shares Basic 530,100,825 459,396,686 Diluted 539,392,803 1,430,966,523

22 Quarter Ended (dollars in thousands, except per share data) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 GAAP Revenues Management Fees, Net $ 465,754 $ 447,898 $ 410,578 $ 386,009 $ 371,829 Administrative, Transaction and Other Fees 83,906 63,397 80,342 43,641 45,108 Performance Revenues 188 2,045 3,115 — — GAAP Revenues 549,848 513,340 494,035 429,650 416,937 GAAP Expenses Compensation and Benefits 227,103 224,791 250,767 213,976 208,281 Amortization of Intangible Assets 56,734 56,195 56,809 56,724 115,917 General, Administrative and Other Expenses 93,458 76,748 69,708 65,485 51,482 GAAP Expenses 377,295 357,734 377,284 336,185 375,680 GAAP Results GAAP Net Income Attributable to Blue Owl Capital Inc. 33,945 25,091 18,058 15,109 12,859 Earnings per Class A Share Basic $ 0.06 $ 0.05 $ 0.04 $ 0.03 $ 0.03 Diluted $ 0.06 $ 0.04 $ 0.03 $ 0.03 $ 0.02 GAAP Results Summary (Unaudited)

23 Quarter Ended (dollars in thousands, except per share data) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 FRE Revenues FRE Management Fees, Net $ 476,414 $ 458,558 $ 421,238 $ 396,668 $ 381,599 FRE Administrative, Transaction and Other Fees 43,404 25,945 46,295 16,103 19,877 FRE Performance Revenues 188 2,045 1,276 — — FRE Revenues 520,006 486,548 468,809 412,771 401,476 FRE Expenses FRE Compensation and Benefits 148,202 138,666 131,854 116,197 115,621 FRE General, Administrative and Other Expenses 65,673 52,371 51,996 45,643 39,111 FRE Expenses 213,875 191,037 183,850 161,840 154,732 Fee-Related Earnings 296,475 289,698 279,392 247,829 244,597 Distributable Earnings 272,965 240,099 262,285 229,523 227,016 Adjusted Per Share Information Fee-Related Earnings per Adjusted Share $ 0.21 $ 0.20 $ 0.20 $ 0.17 $ 0.17 Distributable Earnings per Adjusted Share $ 0.19 $ 0.17 $ 0.18 $ 0.16 $ 0.16 Non-GAAP Results Summary (Unaudited) For information on and reconciliation of the Company's non-GAAP measures, please see slides 24 to 27.

24 Non-GAAP Measures GAAP Margin Calculated as income before income taxes, divided by total revenues. Fee-Related Earnings, or FRE, and Related Components Fee-Related Earnings is a supplemental non-GAAP measure of our core operating performance used to make operating decisions and assess our core operating results, focusing on whether our core revenue streams, primarily consisting of management fees, are sufficient to cover our core operating expenses. FRE performance revenues refers to the GAAP performance revenues that are measured and eligible to be received on a recurring basis and not dependent on realization events from the underlying investments. Management also reviews the components that comprise Fee-Related Earnings (i.e., FRE revenues and FRE expenses) on the same basis used to calculate Fee-Related Earnings, and such components are also non-GAAP measures and have been identified with the prefix “FRE” throughout this presentation. Fee-Related Earnings exclude various items that are required for the presentation of our results under GAAP, including the following: noncontrolling interests in the Blue Owl Operating Partnerships; equity-based compensation expense; compensation expenses related to capital contributions in certain subsidiary holding companies that are in-turn paid as compensation to certain employees, as such contributions are not included in Fee-Related Earnings or Distributable Earnings; amortization of acquisition-related earnouts; amortization of intangible assets; “Transaction Expenses” as defined below; expense support payments and subsequent reimbursements; net gains (losses) on investments; net losses on retirement of debt; interest and dividend income; interest expense; changes in TRA, warrant and earnout liabilities; and taxes. Transaction Expenses are expenses incurred in connection with the Business Combination and other acquisitions and strategic transactions, including subsequent adjustments related to such transactions, that were not eligible to be netted against consideration or recognized as acquired assets and assumed liabilities in the relevant transactions. FRE revenues and FRE expenses also exclude DE performance revenues and related compensation expense, as well as revenues and expenses related to amounts reimbursed by our products, including administrative fees and dealer manager reallowed commissions, that have no impact to our bottom line operating results, and therefore FRE revenues and FRE expenses do not represent our total revenues or total expenses in any given period. DE performance revenues refers to GAAP performance revenues that are not FRE performance revenues. Distributable Earnings or DE Distributable Earnings is a supplemental non-GAAP measure of operating performance that equals Fee-Related Earnings plus or minus, as relevant, DE performance revenues and related compensation, interest and dividend income, interest expense, as well as amounts payable for taxes and payments made pursuant to the TRA. Amounts payable for taxes presents the current income taxes payable, excluding the impact of tax contingency-related accrued expenses or benefits, as such amounts are included when paid or received, related to the respective period’s earnings, assuming that all Distributable Earnings were allocated to Blue Owl Capital Inc., which would occur following the exchange of all Blue Owl Operating Group Units for Class A Shares. Current income taxes payable and payments made pursuant to the TRA reflect the benefit of tax deductions that are excluded when calculating Distributable Earnings (e.g., equity-based compensation expenses, Transaction Expenses, tax goodwill, etc.). If these tax deductions were to be excluded from amounts payable for taxes, Distributable Earnings would be lower and our effective tax rate would appear to be higher, even though a lower amount of income taxes would have been paid or payable for a period’s earnings. We make these adjustments when calculating Distributable Earnings to more accurately reflect the net realized earnings that are expected to be or become available for distribution or reinvestment into our business. Management believes that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution. FRE Margin FRE Margin is a supplemental non-GAAP measure that equals Fee-Related Earnings before net (income) loss allocated to noncontrolling interests, divided by FRE revenues. Management believes that FRE Margin can be useful as a supplemental performance measure used to make operating decisions and assess our core operating results. Adjusted Shares Adjusted Shares represents the weighted-average outstanding interests that are participating in distributions as of the end of each respective period. Adjusted Shares is the sum of Blue Owl Capital Inc.’s Class A Shares (and Class B Shares to the extent outstanding in the future), Common Units and vested Incentive Units of the Blue Owl Operating Group. Common Units and Incentive Units are limited partner interests held by certain members of management and employees, as well as other third parties in the Blue Owl Operating Group. Subject to certain restrictions, Common Units are exchangeable on a one-for-one basis for either Class A Shares or Class B Shares if held by certain senior members of management. A vested Incentive Unit may convert into a Common Unit upon becoming economically equivalent on a tax basis to a Common Unit.

25 Non-GAAP Reconciliations Quarter Ended Last Twelve Months (dollars in thousands) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 2Q'24 2Q'23 GAAP Net Income Attributable to Class A Shares $ 33,945 $ 25,091 $ 18,058 $ 15,109 $ 12,859 $ 92,203 $ 24,828 Net income attributable to noncontrolling interests 104,109 86,922 63,134 48,402 21,180 302,567 42,992 Income tax expense 18,197 14,771 3,114 10,652 5,402 46,734 1,869 GAAP Income Before Income Taxes 156,251 126,784 84,306 74,163 39,441 441,504 69,689 Strategic Revenue-Share Purchase consideration amortization 10,660 10,660 10,660 10,659 9,770 42,639 39,078 DE performance revenues — — (1,839) — — (1,839) (12,727) DE performance revenues compensation — — 644 — — 644 4,459 Equity-based compensation - other 40,155 46,150 54,556 36,185 32,204 177,046 125,533 Equity-based compensation - acquisition related 2,163 2,103 21,775 21,192 20,897 47,233 167,238 Equity-based compensation - Business Combination grants 17,649 17,460 17,158 17,597 17,725 69,864 70,876 Acquisition-related cash earnout amortization — — 6,568 6,567 6,498 13,135 46,513 Capital-related compensation 681 913 478 1,894 1,860 3,966 6,205 Amortization of intangible assets 56,734 56,195 56,809 56,724 115,917 226,462 317,306 Transaction Expenses 11,613 8,222 1,491 8,000 3,701 29,326 5,744 Expense support (6,077) (1,798) (92) (1,352) (3,085) (9,319) (9,852) Net (gains) losses on investments (2,624) (3,173) (1,788) 1,227 (3,030) (6,358) (3,628) Change in TRA liability 2,978 (1,019) 9,843 (35) (10,116) 11,767 (4,999) Change in warrant liability (3,050) 14,700 10,500 2,050 (450) 24,200 5,347 Change in earnout liability 70 585 1,497 2,074 1,844 4,226 16,622 Interest and dividend income (13,787) (4,755) (6,095) (5,686) (5,606) (30,323) (14,752) Interest expense 32,715 22,484 18,488 19,672 19,174 93,359 69,719 Fee-Related Earnings Before Noncontrolling Interests 306,131 295,511 284,959 250,931 246,744 1,137,532 898,371 Net (income) loss allocated to noncontrolling interests included in Fee-Related Earnings (9,656) (5,813) (5,567) (3,102) (2,147) (24,138) 3,809 Fee-Related Earnings 296,475 289,698 279,392 247,829 244,597 1,113,394 902,180 DE performance revenues — — 1,839 — — 1,839 12,727 DE performance revenues compensation — — (644) — — (644) (4,459) Interest and dividend income 13,787 4,755 6,095 5,686 5,606 30,323 14,752 Interest expense (32,715) (22,484) (18,488) (19,672) (19,174) (93,359) (69,725) Taxes and TRA payments (4,582) (31,870) (5,909) (4,320) (4,013) (46,681) (12,771) Distributable Earnings $ 272,965 $ 240,099 $ 262,285 $ 229,523 $ 227,016 $ 1,004,872 $ 842,704

26 Non-GAAP Reconciliations (cont’d) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 2Q'24 2Q'23 Weighted-Average Adjusted Shares Class A Shares(1) 518,018,685 476,336,605 458,682,468 454,982,939 448,750,838 Common Units and Vested Incentive Units 923,316,935 960,229,154 961,390,070 962,552,724 966,707,795 Total Weighted-Average Adjusted Shares 1,441,335,620 1,436,565,759 1,420,072,538 1,417,535,663 1,415,458,633 Earnings per Class A Share - Basic $ 0.06 $ 0.05 $ 0.04 $ 0.03 $ 0.03 Earnings per Class A Share - Diluted $ 0.06 $ 0.04 $ 0.03 $ 0.03 $ 0.02 Fee-Related Earnings per Adjusted Share $ 0.21 $ 0.20 $ 0.20 $ 0.17 $ 0.17 Distributable Earnings per Adjusted Share $ 0.19 $ 0.17 $ 0.18 $ 0.16 $ 0.16 GAAP Revenues $ 549,848 $ 513,340 $ 494,035 $ 429,650 $ 416,937 $ 1,986,873 $ 1,574,422 Strategic Revenue-Share Purchase consideration amortization 10,660 10,660 10,660 10,659 9,770 42,639 39,078 DE performance revenues — — (1,839) — — (1,839) (12,727) Reimbursed expenses (40,502) (37,452) (34,047) (27,538) (25,231) (139,539) (90,563) FRE Revenues $ 520,006 $ 486,548 $ 468,809 $ 412,771 $ 401,476 $ 1,888,134 $ 1,510,210 GAAP Compensation and Benefits $ 227,103 $ 224,791 $ 250,767 $ 213,976 $ 208,281 $ 916,637 $ 888,575 DE performance revenues compensation — — (644) — — (644) (4,459) Equity-based compensation - other (40,155) (46,150) (54,556) (36,185) (32,204) (177,046) (125,533) Equity-based compensation - acquisition related (2,163) (2,103) (21,775) (21,192) (20,897) (47,233) (167,238) Equity-based compensation - Business Combination grants (17,649) (17,460) (17,158) (17,597) (17,725) (69,864) (70,876) Acquisition-related cash earnout amortization — — (6,568) (6,567) (6,498) (13,135) (46,513) Capital-related compensation (681) (913) (478) (1,894) (1,860) (3,966) (6,206) Reimbursed expenses (18,253) (19,499) (17,734) (14,344) (13,476) (69,830) (48,266) FRE Compensation and Benefits $ 148,202 $ 138,666 $ 131,854 $ 116,197 $ 115,621 $ 534,919 $ 419,484 GAAP General, Administrative and Other Expenses $ 93,458 $ 76,748 $ 69,708 $ 65,485 $ 51,482 $ 305,399 $ 230,543 Transaction Expenses (11,613) (8,222) (1,491) (8,000) (3,701) (29,326) (5,744) Expense support 6,077 1,798 92 1,352 3,085 9,319 9,852 Reimbursed expenses (22,249) (17,953) (16,313) (13,194) (11,755) (69,709) (42,296) FRE General, Administrative and Other Expenses $ 65,673 $ 52,371 $ 51,996 $ 45,643 $ 39,111 $ 215,683 $ 192,355 (1)Excludes 12,082,140, 12,098,617, 12,095,880, 11,393,389, and 10,645,848 respectively, fully vested restricted stock units that do not participate in dividends until settled but that are included in the denominator for GAAP basic earnings per share.

27 Non-GAAP Reconciliations (cont’d) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 2Q'24 2Q'23 Income Before Income Taxes $ 156,251 $ 126,784 $ 84,306 $ 74,163 $ 39,441 $ 441,504 $ 69,689 GAAP Revenues $ 549,848 $ 513,340 $ 494,035 $ 429,650 $ 416,937 $ 1,986,873 $ 1,574,422 GAAP Margin 28% 25% 17% 17% 9% 22% 4 % Fee-Related Earnings Before Noncontrolling Interests $ 306,131 $ 295,511 $ 284,959 $ 250,931 $ 246,744 $ 1,137,532 $ 898,371 FRE Revenues $ 520,006 $ 486,548 $ 468,809 $ 412,771 $ 401,476 $ 1,888,134 $ 1,510,210 FRE Margin 59% 61% 61% 61% 61% 60% 59%

28 Defined Terms Assets Under Management or AUM Refers to the assets that we manage, and is generally equal to the sum of (i) net asset value (“NAV”); (ii) drawn and undrawn debt; (iii) uncalled capital commitments; (iv) total managed assets for certain Real Estate products; and (v) par value of collateral for collateralized loan obligations (“CLOs”) and other securitizations. our BDCs Refers to the business development companies (“BDCs”) we manage, as regulated under the Investment Company Act of 1940, as amended: Blue Owl Capital Corporation (NYSE: OBDC) (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (NYSE: OBDE) (“OBDC III”), Blue Owl Technology Finance Corp. (“OTF”), Blue Owl Technology Finance Corp. II (“OTF II”), Blue Owl Credit Income Corp. (“OCIC”) and Blue Owl Technology Income Corp. (“OTIC”). Blue Owl, the Company, the firm, we, us, and our Refers to Blue Owl Capital Inc. and its consolidated subsidiaries. Blue Owl Operating Group Refers collectively to the Blue Owl Operating Partnerships and their consolidated subsidiaries. Blue Owl Operating Group Units Refers collectively to a unit in each of the Blue Owl Operating Partnerships. Blue Owl Operating Partnerships Refers to Blue Owl Capital Carry LP and Blue Owl Capital Holdings LP, collectively. Business Combination Refers to the transactions contemplated by the business combination agreement dated as of December 23,2020 (as the same has been or may be amended, modified, supplemented or waived from time to time), by and among Altimar Acquisition Corporation, Owl Rock Capital Group LLC, Owl Rock Capital Feeder LLC, Owl Rock Capital Partners LP and Neuberger Berman Group LLC, which transactions were completed on May 19, 2021. Credit Refers to our Credit platform that offers private credit solutions to middle-market companies through our investment strategies: diversified lending, technology lending, first lien lending, opportunistic lending. Our Credit platform also includes our adjacent investment strategy, liquid credit, which focuses on the management of CLOs, and other investment strategies (e.g. strategic equity and healthcare opportunities). Fee-Paying AUM or FPAUM Refers to the AUM on which management fees or FRE performance revenues are earned. For our BDCs, FPAUM is generally equal to total assets (including assets acquired with debt but excluding cash). For our other Credit products, excluding CLOs, FPAUM is generally equal to NAV or investment cost. FPAUM also includes uncalled committed capital for products where we earn management fees on such uncalled committed capital. For CLOs and other securitizations, FPAUM is generally equal to the par value of collateral. For our GP Strategic Capital products, FPAUM for the GP minority stakes strategy is generally equal to capital commitments during the investment period and the cost of unrealized investments after the investment period. For GP Strategic Capitals’ other strategies, FPAUM is generally equal to investment cost. For Real Estate, FPAUM is generally equal to a combination of capital commitments and cost of unrealized investments during the investment period and the cost of unrealized investments after the investment period; however, for certain Real Estate products FPAUM is based on NAV. Fitch Refers to Fitch Ratings credit rating agency. GP Strategic Capital Refers to our GP Strategic Capital platform that primarily focuses on acquiring equity stakes in, and providing debt financing to, large, multi-product private equity and private credit firms through two existing investment strategies: GP minority stakes and GP debt financing, and also includes our professional sports minority stakes strategy. Gross IRR Refers to an annualized since inception gross internal rate of return of cash flows to and from the product and the product’s residual value at the end of the measurement period. Gross IRRs are calculated before giving effect to management fees (including Part I Fees), as applicable. For GP Strategic Capital, performance metrics are presented on a quarter lag. Gross Return Refers to a return that is equal to the percentage change in the value of a product's portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees and carried interest allocated to the general partner of special limited partners, or other fees and expenses. Institutional Fundraise Includes internal fundraise and GP commitments.

29 Defined Terms (cont’d) Net IRR Refers to an annualized since inception net internal rate of return of cash flows to and from the product and the product’s residual value at the end of the measurement period. Net IRRs are calculated after giving effect to fees, as applicable, and all other expenses. An individual investor’s IRR may be different to the reported IRR based on the timing of capital transactions. For GP Strategic Capital, performance metrics are presented on a quarter lag. Net Return Refers to a return that is equal to the percentage change in the value of a product's portfolio, adjusted for all contributions and withdrawals (cash flows) after the effects of management fees, incentive fees and carried interest allocated to the general partner of special limited partners, or other fees and expenses. Part I Fees Refers to quarterly performance income on the net investment income of our BDCs and similarly structured products, subject to a fixed hurdle rate. These fees are classified as management fees throughout this report, as they are predictable and recurring in nature, not subject to repayment, and cash-settled each quarter. Permanent Capital Refers to AUM in products that have an indefinite term and do not have a requirement to exit investments and return the proceeds to investors after a prescribed period of time. Some of these products, however, may be required or can elect to return all or a portion of capital gains and investment income, and some may have periodic tender offers or redemptions. Permanent Capital includes certain products that are subject to management fee step downs or roll-offs or both over time. Prima Acquisition Refers to the acquisition of Prima Capital Advisors Holdings LLC completed on June 6, 2024. Real Estate Refers, unless context indicates otherwise, to our Real Estate platform that primarily focuses on acquiring triple net lease real estate occupied by investment grade and creditworthy tenants and real estate debt finance through two existing investment strategies: net lease and real estate finance. S&P Refers to Standard & Poor's credit rating agency. Tax Receivable Agreement or TRA Refers to the Amended and Restated Tax Receivable Agreement, dated as of October 22, 2021, as may be amended from time to time.